UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported)	August 9, 2016

THE PROCTER & GAMBLE COMPANY
(Exact name of registrant as specified in its charter)

Ohio	1-434	31-0411980
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Procter & Gamble Plaza, Cincinnati, Ohio	45202
(Address of principal executive offices)	Zip Code

(513) 983-1100	45202
(Registrant's telephone number, including area code)	Zip Code

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)    DEPARTURE OF DIRECTORS

On August 3, 2016, Dr. Susan Desmond-Hellmann notified The Procter & Gamble Company (the "Company") of her decision not to stand for re-election to the Company's Board of Directors at the October 11, 2016 annual shareholder meeting. Dr. Desmond-Hellmann made this decision in order to focus on her role as Chief Executive Officer of the Bill and Melinda Gates Foundation and Lead Independent Director of Facebook, Inc.
In light of this decision and consistent with the terms of the Company's Code of Regulations, the Board has decreased the size of the Board from 11 to 10 members, effective with commencement of the Company's annual shareholder meeting.
The Company is filing this 8-K pursuant to Item 5.02(b), "Departure of Certain Officers and Directors."

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PROCTER & GAMBLE COMPANY

BY:	/s/ Susan S. Whaley
Susan S. Whaley
Assistant Secretary
August 9, 2016